Rule 497(e)
File Nos. 333-146241 and 811-22102

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated May 14, 2010
To the Prospectus dated May 1, 2010

On or about May 1, 2010, Ameriprise Financial Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A.  In connection with this acquisition, RiverSource Investments, LLC became the investment advisor to the Columbia Variable Series and is now known as Columbia Management Investment Advisers, LLC.

Accordingly, on page 16, the advisor for the Columbia Variable Series is deleted in its entirety and replaced with Columbia Management Investment Advisers, LLC.

In addition, the following change is made to the Supplemental Benefit Charges section of the Prospectus, effective immediately:

On page 11, the last sentence of the first paragraph is deleted in its entirety and replaced with the following:  “The benefits provided under the rider are summarized in “Other Provisions and Benefits” beginning on page 38 below.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010.  Please keep this supplement for future reference.